UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2009


                       AIR TRANSPORT GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-151350                26-1469720
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

          7453 Woodruff Way
         Stone Mountain, GA                                        30087
(Address of principal executive offices)                        (Zip Code)

       (Registrant's telephone number, including area code) (404) 671-9253

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF  DIRECTOR & OFFICER

On February 16, 2009, the Company accepted the resignation of Darrell Richardson, as Executive Vice-President and Director, and appointed Nathan E. Horne as Executive Vice President of Energy and Technology for the Company, effective as of February 28, 2009.

Nathan Horne, aged 42, is the Co-Founder and Chief Operation Officer of Jet Black Oil, Inc. a privately held domestic oil company based in Las Vegas, Nevada. He is also the Managing Partner and Executive Director of WiFi2Go, LLC, a Georgia-based wireless company. Since 2003, Mr. Horne has managed a privately held business consulting firm called NEH Enterprises.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Air Transport Group Holdings, Inc.



Date: March 9, 2009                   By: /s/ Arnold Leonora
                                          --------------------------------------
                                          Arnold Leonora
                                          President, CEO, Secretary and Director